                                  THE STRONG
                                  ----------
                                 DOW 30 VALUE
                                     FUND
                      ==================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
                      ==================================

                       [PHOTO OF STRONG FUNDS BUILDING]






                                 [STRONG LOGO]
                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                                  THE STRONG
                                  ----------
                                 DOW 30 VALUE
                                     FUND

===============================================================================
                      SEMI-ANNUAL REPORT o JUNE 30, 1998
===============================================================================

                               TABLE OF CONTENTS
INVESTMENT REVIEW
     The Strong Dow 30 Value Fund.............................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................5
     Statement of Operations..................................................5
     Statement of Changes in Net Assets.......................................6
     Notes to Financial Statements............................................6

FINANCIAL HIGHLIGHTS..........................................................8

============================
THE STRONG DOW 30 VALUE FUND
============================

THE FUND IS POSITIONED TO BENEFIT SHOULD THE PERFORMANCE GAP NARROW BETWEEN THE DOW JONES INDUSTRIAL AVERAGE AND THE S&P 500.

The Strong Dow 30 Value Fund invests exclusively in the 30 stocks that comprise the Dow Jones Industrial Average(SM) (Dow)*. The Fund strives to provide an annual total return higher than the Dow Jones Industrial Average. Half of the Fund's assets are proportionately invested in the 30 Dow stocks. The remaining portion of the Fund's assets will be invested in the Dow using a value approach. In choosing these stocks, we will consider a number of criteria, including price/earnings ratio, price/cash flow ratio, current yield relative to the stock's historical average, and dividend yield.

=================================
        ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98
[PIE CHART]

Stocks                      99.8%
Short-Term Investments       0.2%
=================================

================================================
               TOP FIVE INDUSTRIES
================================================
                  As of 6-30-98

INDUSTRY                         % OF NET ASSETS
------------------------------------------------
Diversified Operations                      9.9%
 ................................................
Healthcare - Drug/Diversified               9.3%
 ................................................
Oil - International Integrated              7.1%
 ................................................
Aerospace and Defense                       5.6%
 ................................................
Bank - Money Center                         5.6%
 ................................................

Please see the Schedule of Investments in
Securities for a complete listing of the Fund's
portfolio.
================================================

PERFORMANCE
In the first half of 1998, the Fund posted a gain of 12.73%, versus 14.11% for the Dow.(1) The first-half performance of the major market indexes was impressive, especially considering the strong performances posted in 1995, 1996, and 1997. Low inflation and favorable interest rates have remained important engines for the market.

The bulk of the Dow's return came in the first quarter. The second quarter was much less generous, as the Dow Industrials rose less than 2% in the three months ended June 30. Growing concerns regarding the profit impact of problems overseas, particularly in Asia, hindered the Dow's performance. Many of the 30 Dow components have large exposures to overseas economies, and investors were quick to sell certain Dow stocks and shift into companies perceived as reliable profit gainers. This shift to such popular - and richly valued - Dow stocks as Coca-Cola and Procter & Gamble hurt the Fund's relative performance. Because of our value orientation, such stocks are underweighted in the Fund relative to their weightings in the Dow. Conversely, stocks that score well in our value model, such as General Motors, Hewlett-Packard, and Caterpillar, were not in favor in the second quarter. Fortunately, the Fund was overweighted in enough top-performing Dow stocks - including Sears, Merck, and DuPont - to keep our performance relatively close to the index.

STAY THE COURSE
Going forward, we remain confident that our value approach will be rewarded. Investors are bidding up many stocks to levels that appear unsustainable. Even if these market favorites meet consensus profit estimates, their stock prices may come under pressure as valuations move closer to historical norms. On the other hand, many of our favored stocks in the Dow are cheap relative to historical levels. Even with modest profit improvement, such stocks are likely to attract renewed interest on Wall Street.

Despite the tendency of many funds to chase the latest "hot" investment style, the Strong Dow 30 Value Fund has remained true to its value approach. At the end of the quarter, the Fund's price/earnings ratio, based on forward 12-month earnings per share, was 18.6 - versus 23.0 for the Standard & Poors 500 Stock

===============================================================================
                          FIVE LARGEST STOCK HOLDINGS
===============================================================================
                                 As of 6-30-98

                                                                     % OF NET
  SECURITY                         INDUSTRY                            ASSETS
  ---------------------------------------------------------------------------
  Merck & Company, Inc.            Healthcare - Drug/Diversified         6.8%
  ...........................................................................
  J.P. Morgan                      Bank - Money Center                   5.6%
  & Company, Inc.
  ...........................................................................
  International Business           Computer - Mainframe                  4.9%
  Machines Corporation
  ...........................................................................
  American Express Company         Finance - Miscellaneous               4.5%
  ...........................................................................
  Hewlett-Packard Company          Computer - Personal and               4.2%
                                   Workstations
  ...........................................................................

  Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
===============================================================================

Index (S&P 500). The yield on the Fund was nearly 1.8%, versus a yield of 1.6% on the Dow Jones Industrial Average and 1.4% for the S&P 500.*

OUTLOOK
For a period in which value stocks took a back seat to glamour stocks and momentum plays, the Fund's first-half performance was encouraging. While we expect further gains in the Dow, it will be difficult for the market to duplicate the strong results of the first half of the year. In a more difficult market environment, we believe investors will once again focus on value and yield when choosing their investments. The Fund is positioned to benefit from this refocus.

The Fund is also positioned to benefit should the performance gap narrow between the Dow Jones Industrial Average and the S&P 500. Although the Fund is just six months old, a look at the 12-month period ended June 30 shows that the S&P 500 has outperformed the Dow Jones Industrial Average by more than 11 percentage points. For the first half of 1998, the S&P 500 has outperformed the Dow by nearly four percentage points. Given the historically high correlation of returns between the Dow and S&P 500 (and given that the Dow trades at a lower price/earnings ratio and higher yield than the S&P 500), we don't expect this performance gap to persist indefinitely.

Thank you for your investment in the Strong Dow 30 Value Fund. We appreciate your confidence in our investment approach.

[PHOTO OF CHARLES B. CARLSON AND RICHARD J. MORONEY]

Sincerely,

/s/ Charles B. Carlson
Charles B. Carlson, CFA

/s/ Richard J. Moroney
Richard J. Moroney, CFA
Portfolio Co-managers


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 12-31-97 to 6-30-98
[GRAPH]

                        THE STRONG       Dow Jones
                       DOW 30 VALUE     Industrial      Lipper Growth
                           FUND         Average(SM)*    & Income Fund*
        12-97             10,000           10,000           10,000
        1-98               9,980           10,001           10,019
        2-98              10,820           10,836           10,647
        3-98              11,127           11,172           11,140
        4-98              11,498           11,511           11,200
        5-98              11,287           11,331           11,029
        6-98              11,273           11,411           11,162

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Growth & Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                               ================================
                                                          TOTAL RETURN(1)
                                               ================================
                                                           As of 6-30-98

                                               SINCE INCEPTION           12.73%
                                                 (on 12-31-97)
                                               ================================

-------------------------------------------------------------------------------

* The DJIA is an unmanaged index generally representative of the U.S. market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of all dividends.

SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.8%
AEROSPACE & DEFENSE 5.6%
The Boeing Company                                        7,680    $   342,240
United Technologies Corporation                           9,100        841,750
                                                                   -----------
                                                                     1,183,990
AUTO & TRUCK PARTS 2.8%
The Goodyear Tire & Rubber Company                        9,180        591,536

AUTOMOBILE 4.2%
General Motors Corporation                               13,210        882,593

BANK - MONEY CENTER 5.6%
J.P. Morgan & Company, Inc.                              10,070      1,179,449

BEVERAGE - SOFT DRINK 1.9%
The Coca-Cola Company                                     4,700        401,850

CHEMICAL 2.7%
Union Carbide Corporation                                10,740        573,247

COMPUTER - MAINFRAME 4.9%
International Business Machines Corporation               8,960      1,028,720

COMPUTER - PERSONAL & WORKSTATION 4.2%
Hewlett-Packard Company                                  14,840        888,545

DIVERSIFIED OPERATIONS 9.8%
Allied Signal, Inc.                                      11,780        522,737
E.I. Du Pont de Nemours & Company                        10,150        757,444
Minnesota Mining & Manufacturing Company                  9,780        803,794
                                                                   -----------
                                                                     2,083,975
ELECTRICAL EQUIPMENT 2.7%
General Electric Company                                  6,190        563,290

FINANCE - MISCELLANEOUS 4.5%
American Express Company                                  8,360        953,040

HEALTHCARE - DRUG/DIVERSIFIED 9.3%
Johnson & Johnson                                         7,240        533,950
Merck & Company, Inc.                                    10,670      1,427,112
                                                                   -----------
                                                                     1,961,062
INSURANCE - DIVERSIFIED 3.3%
Travelers Group, Inc.                                    11,410        691,731

LEISURE PRODUCT 3.6%
Eastman Kodak Company                                    10,370        757,658

LEISURE SERVICE 3.8%
The Walt Disney Company                                   7,690        807,931

MACHINERY - CONSTRUCTION & MINING 3.7%
Caterpillar, Inc.                                        14,770        780,964

METALS & MINING 3.4%
Aluminum Company of America                              10,900        718,719

OIL - INTERNATIONAL INTEGRATED 7.1%
Chevron Corporation                                       9,700        805,706
Exxon Corporation                                         9,630        686,740
                                                                   -----------
                                                                     1,492,446
PAPER & FOREST PRODUCTS 1.9%
International Paper Company                               9,620        413,660

RETAIL - DEPARTMENT STORE 3.5%
Sears, Roebuck & Company                                 12,170        743,131

RETAIL - MAJOR CHAIN 2.2%
Wal-Mart Stores, Inc.                                     7,750        470,812

RETAIL - RESTAURANT 1.5%
McDonald's Corporation                                    4,700        324,300

SOAP & CLEANING PREPARATION 2.0%
The Procter & Gamble Company                              4,700        427,994

TELECOMMUNICATION SERVICE 3.6%
AT&T Corporation                                         13,350        762,619

TOBACCO 2.0%
Philip Morris Companies, Inc.                            10,810        425,644
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $20,143,637)                              21,108,906
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.8%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.26%                             $ 46,028         46,028
Johnson Controls, Inc., 5.26%                            13,600         13,600
Pitney Bowes Credit Corporation, 5.26%                    3,172          3,172
Warner Lambert Company, 5.25%                               100            100
                                                                   -----------
                                                                        62,900
REPURCHASE AGREEMENT 0.5%
BZW Securities, Inc. (Dated 6/30/98),
  5.50%, Due 7/01/98 (Repurchase proceeds
  $100,015); Collateralized by: $100,000
  United States Treasury Notes, 8.875%,
  Due 11/15/98 (Market Value $102,384) (b)              100,000        100,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $162,900)                           162,900
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $20,306,537) 100.6%           21,271,806
Other Assets and Liabilities, Net (0.6%)                              (136,313)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $21,135,493
==============================================================================


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) See note 2(F) of notes to financial statements.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $20,306,537)       $21,271,806
  Receivable for Fund Shares Sold                                      14,506
  Dividends and Interest Receivable                                    35,257
  Other Assets                                                         41,138
                                                                  -----------
  Total Assets                                                     21,362,707

LIABILITIES:
  Payable for Securities Purchased                                    192,271
  Accrued Operating Expenses and Other Liabilities                     34,943
                                                                  -----------
  Total Liabilities                                                   227,214
                                                                  -----------
NET ASSETS                                                        $21,135,493
                                                                  ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                   $20,303,030
  Undistributed Net Investment Income                                   6,440
  Accumulated Net Realized Loss                                      (139,246)
  Net Unrealized Appreciation                                         965,269
                                                                  -----------
  Net Assets                                                      $21,135,493
                                                                  ===========
Capital Shares Outstanding (Unlimited Number Authorized)            1,887,802

NET ASSET VALUE PER SHARE                                              $11.20
                                                                       ======

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME:
  Dividends                                                          $120,205
  Interest                                                             13,464
                                                                     --------
  Total Income                                                        133,669

EXPENSES:
  Investment Advisory Fees                                             50,818
  Custodian Fees                                                        6,594
  Shareholder Servicing Costs                                          14,894
  Federal and State Registration Fees                                  38,829
  Other                                                                13,650
                                                                     --------
  Total Expenses before Waivers and Absorptions by Advisor            124,785
  Voluntary and Involuntary Expense Waivers and Absorptions by
    Advisor                                                          (114,796)
                                                                     --------
  Expenses, Net                                                         9,989
                                                                     --------
NET INVESTMENT INCOME                                                 123,680

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Loss on Investments                                   (139,246)
  Change in Unrealized Appreciation/Depreciation on Investments       965,269
                                                                     --------
NET GAIN                                                              826,023
                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $949,703
                                                                     ========

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                             ----------------
                                                                  (NOTE 1)
OPERATIONS:
  Net Investment Income                                         $   123,680
  Net Realized Loss                                                (139,246)
  Change in Unrealized Appreciation/Depreciation                    965,269
                                                                -----------
  Increase in Net Assets Resulting from Operations                  949,703

DISTRIBUTIONS:
  From Net Investment Income                                       (117,240)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      24,916,100
  Proceeds from Reinvestment of Distributions                       113,529
  Payments for Shares Redeemed                                   (4,726,599)
                                                                -----------
  Increase in Net Assets from Capital Share Transactions         20,303,030
                                                                -----------
TOTAL INCREASE IN NET ASSETS                                     21,135,493

NET ASSETS:
  Beginning of Period                                                    --
                                                                -----------
  End of Period                                                 $21,135,493
                                                                ===========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            2,316,582
  Issued in Reinvestment of Distributions                            10,172
  Redeemed                                                         (438,952)
                                                                  ---------
  Net Increase in Shares of the Fund                              1,887,802
                                                                  =========

                      See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Dow 30 Value Fund is a diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1998.

-------------------------------------------------------------------------------


   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amount owed to the Fund under each repurchase agreement by at least 2%.

   (G) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

   (H) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.80% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   Horizon Investment Services, LLC ("Horizon") manages the investments of Strong Dow 30 Value Fund under an agreement with the Advisor. Horizon is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 1998, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $19,669, $547 and $750, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended June 30, 1998 were $23,650,417 and $3,367,534, respectively.

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $20,425,047. Net unrealized appreciation of securities was $846,759, consisting of gross unrealized appreciation and depreciation of $1,457,428 and $610,669, respectively.





FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------
                                               SELECTED PER-SHARE DATA (a)
                   ---------------------------------------------------------------------------------------
                                 Income From Investment Operations        Less Distributions
                              --------------------------------------  -------------------------
                                           Net Realized
                   Net Asset              and Unrealized    Total                                Net Asset
                     Value,       Net          Gains         from      From Net                    Value,
                   Beginning  Investment         on       Investment  Investment      Total        End of
Period Ended       of Period    Income      Investments   Operations    Income    Distributions    Period
June 30, 1998 (b)    $10.00      $0.08         $1.19         $1.27      ($0.07)      ($0.07)       $11.20

                                                 Ratios and Supplemental Data
                   -----------------------------------------------------------------------------------
                                                     Ratio of
                               Net                  Expenses to    Ratio of Net
                             Assets,    Ratio of    Average Net     Investment                Average
                             End of     Expenses  Assests Without     Income     Portfolio  Commission
                    Total  Period (In  to Average   Waivers and     to Average    Turnover     Rate
Period Ended       Return  Millions)   Net Assets   Absorptions     Net Assets      Rate       Paid
June 30, 1998 (b)  +12.7%     $21         0.2%*        1.9%*           1.9%*        23.4%    $0.0155

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                         Strong Funds Distributors, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                     AUDITOR
                              PricewaterhouseCoopers
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







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                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                            To learn more about our funds,
                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

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                                www.strong-funds.com




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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 8501H98            98SDOW